Accounts Receivable - Accounts Receivable (Detail) - EUR (€) € in Millions	Dec. 31, 2018	Dec. 31, 2017	[1]
Receivables [Abstract]
Accounts receivable, gross	€ 1,504.9	€ 1,744.9
Allowance for doubtful receivables	(6.7)	(4.6)
Accounts receivable, net	€ 1,498.2	€ 1,740.3	[2]

[1]	1.As of January 1, 2018, ASML has adopted the new Revenue Recognition Standard (ASC 606) and Lease Standard (ASC 842). The comparative numbers have been adjusted to reflect these changes in accounting policies, see Note 1 General information / summary of significant accounting policies.
[2]	1.As of January 1, 2018, ASML has adopted the new Revenue Recognition Standard (ASC 606) and Lease Standard (ASC 842). The comparative numbers have been adjusted to reflect these changes in accounting policies, see Note 1 General information / summary of significant accounting policies.